EXHIBIT 24

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 6TH day of JUNE, 1997.

                          /s/ JAMES S. D'AGOSTINO, JR.
                              James S. D'Agostino, Jr.

STATE OF TEXAS                )
                              )SS:
COUNTY OF HARRIS              )

      Before me, a Notary Public in and for said County and State, personally appeared James S. D'Agostino, Jr. who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 6TH day of JUNE, 1997.


                                    /s/ PAMELA THOMPSON

                               Printed: PAMELA THOMPSON
                                        Notary Public

County of Residence: HARRIS

Commission Expires: 8/22/98

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 6TH day of JUNE, 1997.


                                          /s/ ROBERT M. DEVLIN
                                              Robert M. Devlin

STATE OF TEXAS                )
                              )SS:
COUNTY OF HARRIS              )

      Before me, a Notary Public in and for said County and State, personally appeared Robert M. Devlin who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 6TH day of JUNE, 1997.

                                    /s/ PAMELA THOMPSON

                               Printed: PAMELA THOMPSON
                                        Notary Public

County of Residence: HARRIS

Commission Expires: 8/22/98

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 2ND day of JUNE , 1997.

                                         /s/ FREDERICK W. GEISSINGER
                                             Frederick W. Geissinger

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared Frederick W. Geissinger who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 2ND day of JUNE, 1997.


                             /s/ JENNIFER J. WAGONER

                        Printed: JENNIFER J. WAGONER
                                 Notary Public

County of Residence: VANDERBURGH

Commission Expires: 3/16/98

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of JUNE , 1997.

                                          /s/ JERRY L. GILPIN
                                              Jerry L. Gilpin

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared Jerry L. Gilpin who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 3RD day of JUNE, 1997.


                               /s/ GEORGANNA M. HOFFMAN

                          Printed: GEORGANNA M. HOFFMAN
                                   Notary Public

County of Residence: VANDERBURGH

Commission Expires: 10/6/99

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 2ND day of JUNE , 1997.

                                          /s/ PHILIP M. HANLEY
                                              Philip M. Hanley

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared Philip M. Hanley who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 2ND day of JUNE, 1997.

                               /s/ GEORGANNA M. HOFFMAN

                          Printed: GEORGANNA M. HOFFMAN
                                   Notary Public

County of Residence: VANDERBURGH

Commission Expires: 10/6/99

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of JUNE , 1997.

                                          /s/BENNIE D. HENDRIX
                                             Bennie D. Hendrix

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared Bennie D. Hendrix who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 3RD day of JUNE, 1997.

                               /s/ GEORGANNA M. HOFFMAN

                          Printed: GEORGANNA M. HOFFMAN
                                   Notary Public

County of Residence: VANDERBURGH

Commission Expires: 10/6/99

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of JUNE , 1997.

                                          /s/ LARRY R. KLAHOLZ
                                              Larry R. Klaholz

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared Larry R. Klaholz who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 2ND day of JUNE, 1997.


                                 /s/ PATRICIA GOEDDE

                            Printed: PATRICIA GOEDDE
                                     Notary Public

County of Residence: VANDERBURGH

Commission Expires: 5/19/99

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 6TH day of JUNE, 1997.

                                          /s/ JON P. NEWTON
                                              Jon P. Newton

STATE OF TEXAS                )
                              )SS:
COUNTY OF HARRIS              )

      Before me, a Notary Public in and for said County and State, personally appeared Jon P. Newton who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 6TH day of JUNE, 1997.


                                 /s/ PAMELA THOMPSON

                            Printed: PAMELA THOMPSON
                                     Notary Public

County of Residence: HARRIS

Commission Expires: 8/22/98

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 3RD day of JUNE , 1997.

                                      /s/ GEORGE W. SCHMIDT
                                          George W. Schmidt

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared George W. Schmidt who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 3RD day of JUNE, 1997.

                              /s/ MELISSA J. TURPIN

                         Printed: MELISSA J. TURPIN
                                  Notary Public

County of Residence: VANDERBURGH

Commission Expires:   1/9/98

                               POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein ("Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration and issuance of up to $3.05 billion of certain debt securities or warrants to purchase same to be issued by the Company;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, John S. Poelker, Gary M. Smith and James L. Gleaves, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

      (1) the Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

      (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 2ND day of JUNE , 1997.

                                          /s/ DAVID C. SEELEY
                                              David C. Seeley

STATE OF INDIANA              )
                              )SS:
COUNTY OF VANDERBURGH         )

      Before me, a Notary Public in and for said County and State, personally appeared David C. Seeley who acknowledged the execution of the foregoing Power of Attorney.

      Witness my hand and Notarial Seal, this 2ND day of JUNE, 1997.


                               /s/ GEORGANNA M. HOFFMAN

                          Printed: GEORGANNA M. HOFFMAN
                                   Notary Public

County of Residence: VANDERBURGH

Commission Expires: 10/6/99